LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JULY 19, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 1, 2016, OF

QS STRATEGIC REAL RETURN FUND

Effective August 1, 2016, the section titled “Management — Portfolio managers: Western Asset, WAML and Western Japan” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Western Asset, WAML and Western Japan: S. Kenneth Leech has been a portfolio manager for the Inflation-Linked Debt Securities sleeve subadvised by Western Asset, WAML and Western Japan since 2014. Frederick R. Marki has been a portfolio manager of this fund sleeve since August 2016. These portfolio managers work together with a broader investment management team.

Effective August 1, 2016, the following text replaces the information solely regarding the portfolio managers of Western Asset, WAML and Western Japan in the section of the fund’s Prospectus titled “More on fund management — Portfolio managers”:

The following Portfolio Managers provide day-to-day management of the assets of the fund that are managed by Western Asset, WAML and Western Japan:

S. Kenneth Leech and Frederick R. Marki have been employed by Western Asset, each in the capacity of portfolio manager, for more than five years. The portfolio managers lead a larger team, and their focus is on portfolio structure, duration weighting and term structure decisions.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

QSIN289965